EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB (the "Report") of AspenBio, Inc. (the "Company") for the quarter ended March 31, 2004, each of the undersigned Roger D. Hurst, President and Jeffrey G. McGonegal, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated:  May 14, 2004                         By:   /s/ Roger D. Hurst
                                             --------------------------------
                                              Roger D. Hurst,
                                              President


 Dated:  May 14, 2004                         By:   /s/ Jeffrey G. McGonegal
                                             --------------------------------
                                              Jeffrey G. McGonegal,
                                              Chief Financial Officer



                                    * * * * *


     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.